SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): May 1, 2006
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NT HOLDING CORP.
(Exact name of registrant as specified in Charter)

NEVADA	000-15303	73-1215433
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

8th Floor, No. 211 Johnston Road
Wanchai, Hong Kong
(Address of Principal Executive Offices)

852-2836-6202
(Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 1, 2006 (the “Closing Date”), Shanxi Fujia Coking and Chemical Company Limited (“FJCC”), a Chinese corporation and 75% subsidiary of Tagalder C3 Holdings Inc, a British Virgin Islands company (“Tagalder”), which is in turn an 88% subsidiary of NT Holding Corp (the “Company”) entered into and closed on a material definitive agreement with Shanxi Jinyan Coal and Chemical Company Limited (“Jinyan”), and the shareholders of Jinyan (the “Shareholders”). Pursuant to the terms of such agreement, FJCC acquired 51% of the issued and outstanding stock of Jinyan from the Shareholders. Consideration to be paid by FJCC shall be a total of $5,000,000 worth of coal produced from Yong’an coal mine, of which FJCC owns drilling rights for 12 years (the “Consideration”). This acquisition took place upon the terms and conditions provided for in the Agreement and in accordance with applicable law. All requisite governmental approvals from the People’s Republic of China have been granted.

Jinyan was established in 1999 as a private company in Shanxi, a North Eastern province in China. Jinyan engages in the businesses of coal processing, chemical products manufacturing and power generation. Currently Jinyan has approximately 850 employees with an unaudited asset value of approximately $10,000,000.

The definitive agreement is incorporated by reference and attached hereto as Exhibit 2.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired.

The audited financial statements of Shanxi Jinyan Coal and Chemical Company Limited as of and for the years ended December 31, 2005 and 2004, and the unaudited financial statements as of and for the three months ended March 31, 2006, which are required to be filed as part of this Current Report on Form 8-K, are not currently available.  Such financial statements shall be filed by amendment to this report on Form 8-K.

(b)  Pro forma financial information.

The unaudited Pro Forma Consolidated Financial Statements as of December 31, 2005 and as of March 31, 2006, which are required to be filed as part of this Current Report on Form 8-K, are not currently available.  Such financial information shall be filed by amendment to this report on Form 8-K.

(c)  Exhibits.

2.1 Agreement for Share Exchange signed between the Company, Shanxi Fujia Coking and Chemical Company Limited, Tagalder C3 Holdings, Inc., NT Holding Corp., and Shanxi Jinyan Coal and Chemical Company Limited, dated May 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 5, 2006

NT HOLDING CORP.

/s/ Chun Ka Tsun
By: Chun Ka Tsun
Its: Chief Executive Officer and Director